UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2026

CB FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)
Commission file number: 001-36706

Pennsylvania	51-0534721
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 N. Market Street,	Carmichaels,	PA	15320
(Address of principal executive offices)			(Zip code)

(724)	966-5041
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common stock, par value $0.4167 per share	CBFV	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange
Act.  ☐

Item 1.05.    Material Cybersecurity Incidents
On May 5, 2026, Community Bank (the “Bank”), the wholly-owned subsidiary of CB Financial Services, Inc. (the “Company”), became aware of an internal incident involving the handling of certain non‑public customer information using an unauthorized artificial intelligence-based software application. Upon discovery, the Bank promptly took steps to secure the information at issue and initiated an internal investigation with the assistance of external cybersecurity advisors. The investigation into the incident, including the scope and root cause, remains ongoing.

The incident did not involve a disruption to the Bank's operations, customer access to accounts or services, payment systems, or core information technology infrastructure; however, due to the volume and sensitive nature of the non-public information at issue, on May 7, 2026, the Company determined the event to be material. Among the customer information the Bank has determined was disclosed are customer names, social security numbers and dates of birth.

The Company is evaluating the customer data that was affected and is conducting notifications as required by applicable federal and state laws and regulatory guidance. The Company has been, and continues to be, in communication with relevant banking and financial regulators regarding the incident.

The Company has taken, and continues to take, actions designed to contain and remediate the incident. The Company remains committed to protecting its customers' data and is taking measures designed to prevent future similar incidents, including but not limited to, strengthening existing controls, implementing additional controls and enhancing monitoring measures.

As of the date of this disclosure, this incident has not had, and is not expected to have, a material impact on the Company’s consolidated financial condition or results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: May 11, 2026	By:	/s/ John H. Montgomery
John H. Montgomery
President and Chief Executive Officer

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